UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2015, TE Connectivity Ltd. (the “Company”) entered into a Stock and Asset Purchase Agreement (the “Sale Agreement”) with CommScope Holding Company, Inc., a Delaware corporation (“Holdings”) and CommScope, Inc., a Delaware corporation (“Purchaser”). Pursuant to the terms and subject to the conditions of the Sale Agreement, the Company will sell, and Purchaser will acquire, the Company’s Broadband Network Solutions business unit (the “Business”) for an aggregate purchase price of $3,000,000,000 (the “Purchase Price”) at the Closing (the “Closing”).  The Purchase Price is subject to customary adjustments as described in the Sale Agreement.

The consummation of the transactions contemplated by the Sale Agreement is subject to customary conditions, including the receipt of certain required regulatory approvals.  Purchaser has obtained debt financing commitments to fund the transactions and associated expenses, which are subject to customary conditions.  The Closing is not conditioned on the receipt of debt financing by Purchaser.

The Sale Agreement contains termination rights for each of the Company and Purchaser, including the right to terminate if the transactions contemplated by the Sale Agreement have not been completed by January 27, 2016, provided that either party may elect to extend such date by up to 3 months in total if all closing conditions other than the required antitrust approvals are satisfied or waived at such time.  The Sale Agreement also provides that if it is terminated under specified circumstances relating to the failure to obtain required antitrust approvals or the failure by Purchaser to obtain financing proceeds, Purchaser will pay the Company a termination fee of $210,000,000.

The Sale Agreement contains customary representations, warranties and covenants of the Company and Purchaser.  From the date of the Sale Agreement until the Closing, the Company is required to conduct the Business in the ordinary course of business consistent with past practice and to comply with certain covenants regarding the operation of the Business.  The Company agrees, under the terms specified in the Sale Agreement, not to compete with the Business (subject to certain exceptions) for a period of four years after the Closing.  Subject to certain limitations, the Company and Purchaser are also obligated to indemnify each other for losses arising from breaches of representations, warranties and covenants made in the Sale Agreement, taxes and certain other matters.

A copy of the Sale Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of certain terms of the Sale Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Sale Agreement. The representations, warranties and covenants contained in the Sale Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the assertions embodied in the representations and warranties contained in the Sale Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged, which has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts.

Item 7.01. Regulation FD Disclosure

On January 28, 2015, the Company issued a press release which announced its entry into the Sale Agreement.  A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

CAUTIONARY STATEMENT REARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The Company has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) the Company’s forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing the Company’s future financial condition and operating results and the Company’s planned sale of the Broadband Network Solutions business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; and the risk that the sale of the Broadband Network Solutions business may not be consummated, or if consummated, the Company does not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2014 as well as in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by the Company with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of January 27, 2015, by and among TE Connectivity Ltd., CommScope Holding Company, Inc. and CommScope, Inc.*

99.1

Press release issued January 28, 2015 reporting the Company’s entry into a definitive agreement to sell its Broadband Network Solutions business (Incorporated by reference to Exhibit 99.2 to TE Connectivity’s Current Report on Form 8-K, filed January 28, 2015)

*                 The schedules and exhibits to the Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 29, 2015	TE CONNECTIVITY LTD.

	By:	John S. Jenkins, Jr.
		Name:	John S. Jenkins, Jr.
		Title:	Executive Vice President and General Counsel